PYXIS FUNDS II

Supplement dated June 18, 2012 to

Pyxis Funds II Prospectus dated March 20, 2012

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Pyxis Natural Resources Fund

Portfolio Management

Effective June 8, 2012, the section titled “Portfolio Management” on page 4 of the summary section of the Prospectus is amended and restated as follows:

Pyxis Capital, L.P. serves as the investment adviser to the Fund. The Adviser has overall responsibility for the general management and administration of the Fund. Ascendant Advisors, LLC serves as the adviser to the Master Fund. The portfolio managers for the Fund and the Master Fund are:

Portfolio Manager	Managed the Applicable Fund Since	Title
Brian Mitts	June 2012	Portfolio Manager of the Fund
Todd Smurl, CFA	Inception	President of Ascendant Advisors, LLC and Portfolio Manager of the Master Fund

Portfolio Managers of the Fund and Master Fund

Effective June 8, 2012, the first paragraph in the section titled “Management of the Fund – Portfolio Managers of the Fund and Master Fund” regarding Joe Dougherty on pages 9-10 of the Prospectus is amended and restated as follows:

Brain Mitts has served as Senior Retail Fund Analyst of HCM since 2007 and Pyxis since its inception. Mr. Mitts has also served as Principal Accounting Officer and Treasurer of the funds in the Pyxis Fund Complex since November 2010. Prior to his current duties, Mr. Mitts was the Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007. Mr. Mitts holds degrees from the University of Texas at Austin (BBA, MPA). Mr. Mitts also holds the Certified Public Accountant (CPA) designation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE

PYXIS FUNDS II

Supplement dated June 18, 2012 to

Pyxis Funds II Statement of Additional Information dated March 20, 2012

This Supplement provides new and additional information beyond that contained in the

Statement of Additional Information and should be read in conjunction with the

Statement of Additional Information.

Pyxis Natural Resources Fund

Portfolio Manager – Other Accounts Managed

Effective June 8, 2012, the paragraph and table under “Management of the Trust – Portfolio Manager – Other Accounts Managed” on pages 34-35 of the Statement of Additional Information are amended and restated as follows:

The Fund’s portfolio manager is Brian Mitts, and Todd Smurl is the portfolio manager of the Master Fund. The following table provides information about (i) the number of registered investment companies managed by the portfolio manager of the Fund on a day-to-day basis (excluding the Fund) and the corresponding total assets managed in such investment companies, (ii) the number of other pooled investment vehicles managed by the portfolio manager of the Fund on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iii) the number of other accounts managed by the portfolio manager of the Fund on a day-to-day basis and the corresponding total assets managed in such other accounts, (iv) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any, and (vi) the dollar range of the Fund’s securities owned by the Fund’s portfolio manager, if any. All information is provided as of May 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts	0	0	0	0

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE